JOINT FILING AGREEMENT

      Each of the undersigned hereby agrees that the Schedule 13G filed on the date hereof has been filed on behalf of each of the undersigned.

Dated:   February 19, 1998


CROWN-GLYNN ASSOCIATES, LIMITED                        /s/ John W. Glynn, Jr.
PARTNERSHIP                                            -------------------------
By Crown-Glynn Partners, L.P. as                           John W. Glynn, Jr.
         General Partner

                                                       /s/ Steven Rosston
                                                       -------------------------
                                                           Steven Rosston


CROWN ASSOCIATES III, LIMITED                          /s/ Daryl Messinger
PARTNERSHIP                                            -------------------------
By Crown Partners III, L.P. as                             Daryl Messinger
         General Partner

                                                       /s/ David F. Bellet
                                                       -------------------------
                                                           David F. Bellet


CROWN PARTNERS III, L.P.                               /s/ Chester A. Siuda
                                                       -------------------------
                                                           Chester A. Siuda
CROWN-GLYNN PARTNERS, L.P.

                                                       /s/ Jeffrey S. Hamren
                                                       -------------------------
                                                           Jeffrey S. Hamren

By /s/ David F. Bellet
   --------------------------                          /s/ Margaret S. McNamara
         General Partner                               -------------------------
                                                           Margaret S. McNamara


THE CROWN TRUST


CROWN CAPITAL MANAGEMENT LTD


CROWN-GLYNN ADVISORS, LTD.


By /s/ David F. Bellet
   --------------------------

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